Exhibit 99.3
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                             JOINT FILING AGREEMENT

           Pursuant to Rule 13d-1(k) of Regulation 13D-G of the General Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the undersigned agree that the statement to which this Exhibit is attached, and all future amendments thereto, is filed on behalf of each of them in the capacities set forth below.

                            TPG PARTNERS, L.P.,

                                 By: TPG GenPar, L.P., General Partner

                                      By: TPG Advisors, Inc., General Partner

                                      /s/ James J. O'Brien
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                                      James J. O'Brien
                                      Vice President


                            TPG PARALLEL I, L.P.,

                                 By: TPG GenPar, L.P., General Partner

                                      By: TPG Advisors, Inc., General Partner


                                      James J. O'Brien
                                      Vice President

                            TPG PARTNERS II, L.P.,

                                 By: TPG GenPar II, L.P., General Partner

                                      By: TPG Advisors II, Inc., General Partner

                                          /s/ James J. O'Brien
                                          -----------------------------------
                                          James J. O'Brien
                                          Vice President


                            TPG PARALLEL II, L.P.,

                                 By: TPG GenPar II, L.P., General Partner

                                      By: TPG Advisors II, Inc., General Partner

                                          /s/ James J. O'Brien
                                          -----------------------------------
                                          James J. O'Brien
                                          Vice President


                            TPG INVESTORS II, L.P.,

                                 By: TPG GenPar II, L.P., General Partner

                                      By: TPG Advisors II, Inc., General Partner

                                          /s/ James J. O'Brien
                                          -----------------------------------
                                          James J. O'Brien
                                          Vice President


                            TPG 1999 EQUITY PARTNERS II, L.P.,

                                 By: TPG Advisors II, Inc., General Partner

                                     /s/ James J. O'Brien
                                     ----------------------------------------
                                     James J. O'Brien
                                     Vice President